Trade payables	6 Months Ended
Jun. 30, 2023
Trade payables [Abstract]
Trade payables
9.	Trade payables

Trade payables primarily represents amounts incurred for the provision of manufacturing, research and consulting services and legal and professional fees, which have been billed and are outstanding at the end of the period. Trade payables are due to be settled at different times within 12 months.